UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2010

Advanced Environmental Recycling Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10367	71-0675758
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

914 N Jefferson Street Springdale, Arkansas	72764
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (479) 756-7400

Not Applicable
(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Peter Lau of New York City, NY voluntarily resigned this week from the AERT board of directors in order to devote more time to his firm’s growing investment banking business. The AERT board will begin the process of evaluating potential independent, outside director candidates to stand for election at the Company’s next annual meeting of stockholders in May 2010. Mr. Lau’s resignation was effective Tuesday, February 9th.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVANCED ENVIRONMENTAL RECYCLING
TECHNOLOGIES, INC.

 By:  /s/     Joe Brooks
  Joe Brooks
  Chairman and Chief Executive Officer

Date: February 12, 2010